UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2019

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Director

On February 24, 2019, Edward Terino resigned as the chief executive officer and as a member of the Board of Directors (the “Board”) of SeaChange International, Inc. (the “Company”), effective immediately. At the time of his resignation, Mr. Terino did not serve on any committees of the Board. A copy of the resignation letter is filed herewith as Exhibit 17.1 (the “Resignation Letter”), and the description of the Resignation Letter contained herein is qualified in its entirety by reference to the full text of the Resignation Letter.

The resignation by Mr. Terino occurs within the context of the Company engaging in discussions with certain of its stockholders with respect to board composition, including TAR Holdings LLC (“TAR”) and Neuberger Berman Group LLC, each of whom has recently filed a Schedule 13D with the Securities and Exchange Commission (“SEC”). These discussions have included negotiations which are in advanced stages relating to a customary settlement or cooperation agreement with TAR, the Company’s largest stockholder, whose most recent filing with the SEC discloses ownership of 5,111,629 shares or 14.3% of the Company’s issued and outstanding capital stock. As disclosed in the Resignation Letter, Mr. Terino does not support a proposed cooperation agreement with TAR and Mr. Terino states that he believes the Board has not been acting in the best interest of all stockholders related to Board composition and the recent discussions with stockholders who have filed a Schedule 13D with the SEC and requested Board representation.

The Board strongly rejects the assertions made by Mr. Terino in the Resignation Letter and the characterization by Mr. Terino of the Board’s actions. Contrary to Mr. Terino’s claims, the Company believes that it has taken actions, including with respect to its engagement with existing stockholders, that are in the best interest of all of its stockholders, with a particular focus on enhancing stockholder value, and that may include the Company entering into a customary cooperation agreement with the Company’s largest stockholder.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2019 Annual Meeting (the “2019 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the Company’s outstanding shares of common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2019 Proxy Statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders (the “2018 Proxy Statement”), filed with the SEC on May 25, 2018. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2019 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2019 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.seachange.com) or by contacting the Company at 50 Nagog Park, Acton, MA 01720, Attention: General Counsel.

(b)	Resignation of Officer

The disclosure under Item 5.02(a) of this current report on Form 8-K is incorporated by reference.

(c)

The Board has appointed each of Yossi Aloni, the Company’s Chief Commercial Officer, Peter Faubert, the Company’s Chief Financial Officer, Marek Kielczewski, the Company’s Chief Technology Officer, and David McEvoy, the Company’s General Counsel, to the Office of the Chief Executive Officer.

With respect to each of Mr. Faubert and Mr. McEvoy, the disclosure included in the Company’s proxy statement filed with the SEC on May 25, 2019 under the heading “Information Concerning Executive Officers” is incorporated herein by reference.

Mr. Aloni, aged 50, joined the Company in January 2019 as the Company’s Chief Commercial Officer. Prior to that, from January 2015 to December 2018, Mr. Aloni served as the Chief Corporate Operations at Ateme, and previously served as the Vice President Management and Marketing at Magnum Semiconductor from January 2010 to January 2015.

Mr. Kielczewski, aged 42, joined the Company in 2016 in connection with the Company’s acquisition of DCC Labs Sp. Z.o.o. on May 5, 2016, and Mr. Kielczewski has served as the Company’s Chief Technical Officer since July 2018. From August 2017 to July 2018, Mr. Kielczewski served as the Company’s Senior Vice President, Global Engineering, and from May 2016 to July 2017, as the Company’s Senior Vice President CPE Software. Mr. Kielczewski co-founded DCC Labs Sp. Z.o.o in 2009, and from December 2009 until its sale to the Company in May 2016, Mr. Kielczewski served as the Chief Executive Officer of DCC Labs Sp. Z.o.o.

The selection of Messrs. Aloni, Faubert, Kielczewski and McEvoy to the Office of the CEO was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between the foregoing individuals and any director or other executive officer of the Company, and there are no related party transactions between the Company and the foregoing persons reportable under Item 404(a) of Regulation S-K, other than the up to 113,546 shares issuable to Mr. Kielczewski on or after May 5, 2019 and the 113,546 shares issued to Mr. Kielczewski on May 5, 2018, in each case pursuant to that certain stock escrow agreement entered into by the Company in connection with the acquisition of DCC Labs Sp z.o.o. on May 5, 2016.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure under Item 8.01 of this current report on Form 8-K is incorporated by reference.

Item 7.01. Regulation FD Disclosure

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is included in Exhibit 99.1. The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed”

for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 8.01. Other Events

On February 25, 2019, the Board determined to extend the deadline pursuant to the Company’s Amended and Restated By-laws for stockholders to nominate directors to the Board and propose other business for consideration at the 2019 annual meeting of stockholders (“Annual Meeting”) from February 25, 2019 until 5:30 p.m. ET on March 1, 2019. Any director nominations or proposal for other business received by the Company on or prior to 5:30 p.m. ET on March 1, 2019 and otherwise complying with the Company’s Amended and Restated By-laws may be submitted to stockholders at the 2019 Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

17.1	Resignation Letter of Edward Terino, dated February 24, 2019.

99.1	Press release issued by SeaChange International, Inc., dated February 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William Markey
William Markey
Chairman

Dated: February 26, 2019